united states
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2021

XOS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39598	98-1550505
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3550 Tyburn Street, Unit 100 Los Angeles, California	90065
(Address of principal executive offices)	(Zip Code)

(818) 316-1890
(Registrant’s telephone number, including area code)

2255 Glades Road, Suite 324A
Boca Raton, FL 33431
(561) 208-8860
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	XOS	The Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	XOSWW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On August 26, 2021, Xos, Inc., a Delaware corporation (the “Company”) (f/k/a NextGen Acquisition Corporation (“NextGen”)), filed a Current Report on Form 8-K (the “Original Report”) to report the Closing and related matters under Items 1.01, 2.01, 3.02, 4.01, 5.01, 5.02, 5.06 and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Amendment No. 1 to Form 8-K (this “Amendment No. 1”) is being filed to amend the Original Report to include additional matters related to the Business Combination under Items 3.03, 5.03 and 5.05 of Form 8-K.

               Capitalized terms used herein by not defined herein have the meanings given to such terms in the Original Report.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Amendment No. 1 is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At a special meeting of the stockholders, NextGen’s shareholders voted and approved, among other things, the Organizational Documents Proposals, each of which is described in greater detail in the Proxy Statement/Prospectus.

The Certificate of Incorporation of the Company (the “Certificate of Incorporation”), which became effective upon filing with the Secretary of State of the State of Delaware on August 19, 2021 includes the amendments proposed by the Organization Documents Proposals. On August 20, 2021, the Board approved and adopted the Bylaws (the “Bylaws”), which became effective as of the Closing.

The disclosures set forth under the “Introductory Note” and in Item 2.01 of this Report are also incorporated herein by reference. Copies of the Certificate of Incorporation and the Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

The description of the Certificate of Incorporation and the general effect of the Certificate of Incorporation and the Bylaws upon the rights of holders of the Company’s capital stock are included in the Proxy Statement/Prospectus in the sections titled “Domestication Proposal” beginning on page 131 and “Organizational Documents Proposals” beginning on page 134, which are incorporated by reference herein.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Business Combination, on the Closing Date, the Board approved and adopted a new Code of Conduct applicable to all employees, officers and directors of the Company. A copy of the Code of Conduct can be found at the Company’s website at investors.xostrucks.com.

(d)	Exhibits.

Exhibit No.	Description
2.1+*	Agreement and Plan of Merger, dated as of February 21, 2021, as amended on May 14, 2021, by and among NextGen, Sky Merger Sub I, Inc. and Legacy Xos.
2.2*	Amendment to the Agreement and Plan of Merger, dated as of May 14, 2021.
3.1*	Certificate of Incorporation of the Company
3.2*	Bylaws of the Company
4.1*	Form of Specimen Common Stock Certificate of the Company.
4.2*	Form of Warrant Certificate of the Company.
4.3*	Warrant Agreement, dated October 6, 2020, between NextGen and Continental Stock Transfer & Trust Company, as warrant agent.
10.1*	Form of Subscription Agreement, by and between the NextGen and the undersigned subscriber party thereto.
10.2*	Amended and Restated Registration Rights Agreement, by and among the Company, NextGen Sponsor and certain former stockholders of Legacy Xos.
10.3*	Form of Lock-Up Agreement.
10.4*	Letter Agreement, dated October 6, 2020, among NextGen, NextGen Sponsor and the Registrant’s officers and directors.
10.5*	Form of Indemnification Agreement by and between the Company and its directors and officers.
10.6#*	Xos, Inc. 2021 Equity Incentive Plan and forms of agreements thereunder.
10.7#*	Xos, Inc. 2021 Employee Stock Purchase Plan.
10.8+*	Sublease between Legacy Xos and R.R. Donnelley & Sons Company, dated February 2, 2021
10.8(a)+*	Consent to Sublease Agreement between RIF V – Glendale Commerce Center, LLC, R.R. Donnelley & Sons Company and Legacy Xos dated February 5, 2021
16.1*	Letter from Marcum LLP to the SEC, dated August 23, 2021.
21.1*	List of Subsidiaries.
99.1*	Unaudited condensed consolidated financial statements of Legacy Xos as of June 30, 2021 and for the six months ended June 30, 2021 and 2020.
99.2*	Unaudited pro forma condensed combined financial information of the Company as of June 30, 2021 and for the six months ended June 30, 2021.
104	iXBRL language is updated in the Exhibit Index

*	Filed previously with the Original Report.
+	The schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.
#	Indicates management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 26, 2021

XOS, INC.

By:	/s/ Kingsley Afemikhe
Kingsley Afemikhe
Chief Financial Officer

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